UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2012

AMERICAN RESTAURANT CONCEPTS, INC.
 (Exact Name of Registrant as Specified in its Charter)

Florida	000-54226	59-3649554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12763 Clear Springs Drive Jacksonville, Florida (Address of Principal Executive Offices)	32225 (Zip Code)

Registrant’s telephone number, including area code:  (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  On March 16, 2012, American Restaurant Concepts, Inc. (the “Company”) notified W. T. Uniack & Co., CPAs P.C. (“Uniack & Co.”) that the Company had dismissed Uniack & Co. as the independent registered public accounting firm of the Company.  The dismissal of Uniack & Co. was recommended and approved by the Company’s Board of Directors.

The reports of Uniack & Co. regarding the Company’s financial statements as of December 26, 2010 and December 27, 2009, and the statements of operations, stockholders’ deficit and cash flows for the Company’s fiscal years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.  The reports of Uniack & Co. did state that there was substantial doubt about the Company’s ability to continue as a going concern.

For the Company’s fiscal years ended December 26, 2010 and December 27, 2009, and during the subsequent interim period through the date of dismissal: (i) the Company had no disagreement with Uniack & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Uniack & Co., would have caused it to make reference thereto in connection with their reports on the Company’s financial statements for such years, and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Uniack & Co. with a copy of the above disclosures and requested that Uniack & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  The response from Uniack & Co. is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      On March 16, 2012, the Board of Directors of the Company engaged the independent registered public accounting firm of M&K CPAS, PLLC (“M&K CPAS”) to serve as the Company’s new independent registered public accountants.

During the Company’s two most recent fiscal years and the interim period preceding the engagement of M&K CPAS, the Company has not consulted with M&K CPAS regarding either: (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Uniack & Co. as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated March 21, 2012 from W. T. Uniack & Co., CPAs P.C.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESTAURANT CONCEPTS, INC.

Dated: March 22, 2012	By:	/s/ Michael Rosenberger
Michael Rosenberger
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated March 21, 2012 from W. T. Uniack & Co., CPAs P.C.